FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 22, 2005

                                   VoIP, Inc.
             (Exact name of registrant as specified in its charter)



         Texas                        000-28985                   75-2785941
------------------------        ---------------------        -------------------
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)

         12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
         --------------------------------------------------------------
           (Address of principal execute offices, including zip code)

                                 (954) 434-2000
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Election of Directors

         On September 22, 2005, the Board of Directors of VoIP, Inc. elected George Firestone as a member of the Board of Directors, to fill a newly created seat on the Board. George Firestone is Chairman and CEO of Tecton, Inc., a financial and operations management company, and is a vice president, general manager and stockholder of Gray Security Service. He has a long career in public service, having served as a Florida State Senator and Florida Secretary of State, among other positions. Senator Firestone will serve on the audit and compensation committees when constituted.

ITEM 7.01  Regulation FD Disclosure

         On September 22, 2005, Registrant issued a press release on the election of Senator Firestone to the Board of Directors. Such release is attached as Exhibit 99.1. Exhibit 99.1 is being furnished, and shall not be deemed to be "filed," with the SEC. The information in Exhibit 99.1 shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 9.01  Financial Statements and Exhibits
           ---------------------------------

         99.1     - Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 26, 2005             VoIP, INC.
                                        (Registrant)

                                        By: /s/ Steven Ivester
                                           -------------------------------------
                                           Steven Ivester
                                           President and Chief Executive Officer



                                  EXHIBIT INDEX

Exhibit #

99.1     - Press Release